UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 11, 2009
U.S. BANCORP
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

1-6880	41-0255900
(Commission file number)	(IRS Employer Identification No.)
800 Nicollet Mall
Minneapolis, Minnesota 55402
(Address of principal executive offices, including zip code)
(651) 466-3000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-1.1
EX-5.1
Item 8.01 Other Events.
On May 11, 2009, U.S. Bancorp entered into an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. Incorporated and Goldman, Sachs & Co., as representatives of the several underwriters named therein, pursuant to which U.S. Bancorp agreed to issue and sell 139,000,000 shares of its common stock, par value $0.01 per share (the “Common Stock”), at a public offering price of $18.00 per share in an underwritten public offering (the “Offering”). As part of the Offering, U.S. Bancorp has granted the underwriters a 30-day option to purchase up to an additional 20,850,000 shares of Common Stock.
The Offering is only being made under a prospectus supplement and the accompanying prospectus filed with the Securities and Exchange Commission pursuant to U.S. Bancorp’s automatic shelf registration statement on Form S-3 (Registration No. 333-150298).
The Underwriting Agreement is filed as Exhibit 1.1 to this Form 8-K and is incorporated herein by reference. The description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
1.1	Underwriting Agreement, dated as of May 11, 2009, among U.S. Bancorp and Morgan Stanley & Co. Incorporated and Goldman, Sachs & Co., as managers of the underwriters named therein.

5.1	Opinion of Sullivan & Cromwell LLP.

23.1	Consent of Sullivan & Cromwell LLP (included as part of Exhibit 5.1).

23.2	Consent of Lee R. Mitau, Executive Vice President, General Counsel and Corporate Secretary of U.S. Bancorp (included as part of Exhibit 5.1).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. BANCORP
By:	/s/ Lee R. Mitau
Lee R. Mitau
Executive Vice President, General Counsel and Corporate Secretary

Date: May 15, 2009

EXHIBIT INDEX

Exhibit
Number	Description

1.1	Underwriting Agreement, dated as of May 11, 2009, among U.S. Bancorp and Morgan Stanley & Co. Incorporated and Goldman, Sachs & Co., as managers of the underwriters named therein.

5.1	Opinion of Sullivan & Cromwell LLP.

23.1	Consent of Sullivan & Cromwell LLP (included as part of Exhibit 5.1).

23.2	Consent of Lee R. Mitau, Executive Vice President, General Counsel and Corporate Secretary of U.S. Bancorp (included as part of Exhibit 5.1).

4